UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (March 25, 2010)
TEXAS INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
Delaware	1-4887	75-0832210
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1341 West Mockingbird Lane, Dallas, Texas		75247
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (972) 647 6700

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item No(s).

2.02                      Results of Operations and Financial Condition

On March 25, 2010 the Company issued a Press Release announcing Third Quarter Results for the period ended February 28, 2010.  The Press Release and other financial information publicly released is attached as Exhibit 99.1

9.01                      Financial Statements and Exhibits

Exhibit 99.1 Press Release dated March 25, 2010 and other financial information for the period ended February 28, 2010.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS INDUSTRIES, INC.
Date: March 25, 2010

By: /s/ Frederick G. Anderson
      Vice President and General Counsel